FIRST AMENDMENT TO
STOCK OPTION AGREEMENT

            This First Amendment to Stock Option Agreement (the "First Amendment") is dated as of December 20, 2004, by and between Home Solutions of America, Inc., a Delaware corporation (the "Company"), and Rick J. O'Brien (the "Optionee").

            WHEREAS, the Company and the Optionee entered into that certain Stock Option Agreement dated December 2, 2003 (the "Agreement"), whereby the Optionee was granted stock options under the Company's 1998 Stock Option Plan;

            WHEREAS, the Optionee and the Company desire to amend the Agreement as set forth herein, in order to modify the exercise prices of certain stock options of the Company that were granted to the Optionee in the Agreement;

            NOW THEREFORE, the parties hereto agree as follows:

            1.         The line entitled "Exercise Price per Share                   $2.00" on the first page of the Agreement is hereby deleted and replaced in its entirety with the following language:

"Exercise Price per Share         First 83,333 Shares Purchased under Option- $1.50
                                                           Next 83,333 Shares Purchased under Option- $1.75
                                                           Next 83,334 Shares Purchased under Option- $2.00"

            2.         The line entitled "Total Exercise Price                $500,000" on the first page of the Agreement is hereby deleted and replaced in its entirety with the following language:

"Total Exercise Price                $437,500"

            3.         Except as expressly amended hereby, the Agreement remains in full force and effect.  Capitalized terms that are not defined herein shall have the same meaning assigned to them in the Agreement.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

            This First Amendment to Stock Option Agreement may be executed in one or more identical counterparts, including by facsimile signature, each of which shall be deemed to be an original and all of which together shall be deemed to be one instrument.

COMPANY:

HOME SOLUTIONS OF AMERICA, INC.

By: ______________________________________
      Frank J. Fradella
       President and Chief Executive Officer

OPTIONEE:

__________________________________________
Rick J. O'Brien